Exhibit 10.1

Sirona Dental Systems, Inc. — Long Island City, NY 11101, USA

Mr. Jeffrey T. Slovin

Sirona Dental Systems, Inc. 30-30 47th Avenue Long Island City, NY 11101

www.sirona.com

Name:	Jost C. Fischer	Phone:	+43/662/2450-506	Your letter:
	Director	Fax:	+43/662/2450-510	Our Ref.:
		E-Mail:	Jost.Fischer@sirona.com	Date: Oct. 01, 12

LETTER AMENDMENT

TO

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

OF

JEFFREY T. SLOVIN

This Letter Amendment (“Amendment”) dated as of October 01, 2012, amends the Employment Agreement, made as of June 14, 2006 and amended as of December 2, 2008 and September 19, 2010 (the “Agreement”), between Sirona Dental Systems, Inc., and its subsidiary Schick Technologies, Inc. (collectively, the “Company”), and Jeffrey T. Slovin (“the Employee”):

1.	The Relocation Period of the Employee shall be prolonged for additional six months ending on March 31, 2013.

2.	The Employee takes over the responsibilities for the Company’s US business from the CEO.

3.	All other terms of the Agreement shall remain in full force and effect.

New York, October 01, 2012

Sirona Dental Systems, Inc.	Jeffrey T. Slovin

/s/ Jost Fischer	/s/ Jeffrey T. Slovin
Jost Fischer	Jeffrey T. Slovin